UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq.

ALPS Variable Investment Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

December 31, 2019

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Listed Private Equity Portfolio

An ALPS Advisors Solution

Table of Contents

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	22
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	32
Schedule of Investments	35
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
ALPS | Red Rocks Listed Private Equity Portfolio
Performance Overview	41
Schedule of Investments	45
Statement of Assets and Liabilities	46
Statement of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	49
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	60
Additional Information	61
Trustees and Officers	63

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2019 (Unaudited)

Examples. As a shareholder of one or more portfolios listed on the following pages, (each a “Portfolio” and collectively, the “Portfolios”) you incur only one of two potential types of costs. You do not incur transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2019 and held through December 31, 2019.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2019 - December 31, 2019(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,029.80	0.53%	$2.71
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,028.40	0.78%	$3.99
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,043.40	0.53%	$2.73
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,042.10	0.78%	$4.01
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,054.70	0.53%	$2.74
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,054.10	0.78%	$4.04
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,068.40	0.53%	$2.76
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,066.90	0.78%	$4.06
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

1 | December 31, 2019

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2019 (Unaudited)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2019 - December 31, 2019(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,076.50	0.53%	$2.77
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,076.50	0.78%	$4.08
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$994.80	0.95%	$4.78
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$992.90	1.30%	$6.53
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
ALPS | Red Rocks Listed Private Equity Portfolio
Class I
Actual Fund Return	$1,000.00	$1,153.30	1.10%	$5.97
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class III
Actual Fund Return	$1,000.00	$1,150.90	1.45%	$7.86
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38

(1)	Annualized based on the Portfolios' expenses from July 1, 2019 through December 31, 2019.
(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2019 (Unaudited)

Economic & Market Overview

Slow and steady economic expansion persisted in 2019, marking an unprecedented 11th year of continuous growth thanks to considerable tinkering from central banks and governments around the globe. In the U.S., recall that the Fed hiked interest rates throughout 2018, which somewhat offset the fiscal stimulus from the 2017 tax cuts, only to reverse course with a series of rate cuts in 2019. The Fed’s policy reversal was stated to be in response to a slowdown in global growth driven by geopolitical conflicts surrounding mostly trade treaties. The financial markets responded positively to the Fed’s 2018 policy reversal and bid up risk assets throughout much of 2019. However, U.S. inflation appears to be in check, currently below the Fed’s 2% target, while the employment rate is hovering at historic lows. U.S. corporate profits registered low-single-digit growth throughout 2019, which was expected after the double-digit growth in 2018. It would not be surprising to see a continuation of low-single-digit profit growth in 2020 since the economic data suggests headwinds in the form of higher input costs, labor costs, and a strong U.S. dollar, which makes exports less competitive. Then again, the U.S. economy continues to surprise on the upside.

Equity markets raced higher in the 4th quarter to finish 2019 with annual return levels not seen since 2013 for most asset classes. The U.S. equity market, as represented by the S&P 500 Index, returned 9.1% during the quarter and finished the year with an impressive 31.5% annual return. U.S. mid and small cap stocks, as represented by the Russell Midcap and 2000 Indexes, returned 7.1% and 9.9% respectively in the quarter. U.S. small cap stocks narrowly outpaced large cap stocks in the Russell 200 Index by 0.2% during the quarter. The spread between value versus growth stocks continued to remain high and widened during the quarter. At quarter-end, U.S. growth stocks, led by the IT sector, outperformed value stocks, as represented by the average difference between the equally weighted Russell Top 200, Mid Cap, and 2000 Growth and Value Indexes, across the capitalization range, by an average of 2.7%. U.S. Health Care and Financials were the next-best-performing sectors within the S&P 500 Index during the quarter. For all of 2019, the growth style beat value by an average of 8.2% across the cap range and by 9.3% over the three year period ended December 31, 2019. The U.S. growth style has outperformed since the end of 2016, while value has only advanced when the overall market shows weakness, such as the fourth quarter of 2018 and third quarter of 2019.

International equities showed mixed performance relative to U.S. equities during the quarter. The MSCI EAFE Index of foreign developed-market stocks gained 8.2% in the quarter with Japan, the U.K., and France contributing the most during the quarter. Emerging markets benefited from the expectation of a partial trade deal compromise, which allowed Asian equites, China in particular, to outperform during the quarter. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index gained 11.8% during the quarter, with China, Taiwan, South Korea, and Brazil contributing the majority of the total return. For the full year, the MSCI EM Index’s 18.9% return lagged the S&P 500 Index by 12.6%. The U.S. dollar depreciated on average relative to developed international currencies during the quarter. This led U.S. dollar investors to gain 3.0% on their international developed equity return and 2.3% on emerging market equities during the quarter. For the full year, the international currency impact was small, adding less than 0.4%.

The risk-on environment dampened bond investors’ appetite for longer-term bonds. The yield on the 10-year Treasury increased to 1.92% at quarter end, after bottoming out at 1.47% in August and September of 2019.

Both U.S. corporate and credit bonds did extremely well in 2019 and posted double-digit returns. The Bloomberg Barclays U.S. Aggregate Bond Index posted a 0.2% gain during the quarter while short-term bonds as represented by the Bloomberg Barclays U.S. Govt/Credit 1-3 Year Index returned 0.6%. Longer duration U.S. Government bonds lost 4.1% during the quarter, as represented by the Bloomberg Barclays U.S. Government Long Index, but still left investors with a double digit return of 14.8% for 2019. Outside the U.S., both local-and hard-currency emerging-market bonds performed well, producing returns in line with U.S. high-yield bonds. The Bloomberg Barclays U.S. Corporate High Yield Index returned 2.6% during the quarter and 14.3% for 2019.

Portfolio Performance

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class II returned 22.17% in 2019, while the fund’s primary benchmark returned 27.41% during the same period. The Portfolio was last reallocated in April 2019 and reflected an equity underweight of 4.5% at the end of 2019. At the last reallocation, we repositioned the Portfolio with the goal of taking advantage of select sector and country opportunities we identified through our ongoing valuation-based research process. Our valuation research has also led us to a large U.S. equity underweight in favor of relatively more attractive opportunities within international markets. During 2019, the underweight to U.S. equity detracted from relative performance as record setting levels were reached on the S&P 500 Index. The Portfolio continues to reflect a meaningful tilt towards international equity. While international equities broadly appear fairly valued on an absolute basis, they continue to look attractive relative to U.S. equities. Central to our philosophy and principals, we are attracted to assets that in our view exhibit relatively favorable valuations in order to seek to manage risk and potentially benefit from higher excess returns as long-term investors.

The Morningstar Growth ETF Asset Allocation Portfolio Class II returned 19.77% in 2019, while the fund’s primary benchmark returned 24.31% during the same period. The Portfolio was last reallocated in April 2019 and reflected an equity underweight of 4.5% at the end of 2019. At the last reallocation, we repositioned the Portfolio with the goal of taking advantage of select sector and country opportunities we identified through our ongoing valuation-based research process. Our valuation research has also led us to a large U.S. equity underweight in favor of relatively more attractive opportunities within international markets. During 2019, the underweight to U.S. equity detracted from relative performance as record setting levels were reached on the S&P 500 Index. The Portfolio continues to reflect a meaningful tilt towards international equity. While international equities broadly appear fairly valued on an absolute basis, they continue to look attractive relative to U.S. equities. Central to our philosophy and principals, we are attracted to assets that in our view exhibit relatively favorable valuations in order to seek to manage risk and potentially benefit from higher excess returns as long-term investors.

3 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

The Morningstar Balanced ETF Asset Allocation Portfolio Class II returned 16.26% in 2019, while the fund’s primary benchmark returned 20.31% during the same period. The Portfolio was last reallocated in April 2019 and reflected an equity underweight of 3.5% at the end of 2019. At the last reallocation, we repositioned the Portfolio with the goal of taking advantage of select sector and country opportunities we identified through our ongoing valuation-based research process. Our valuation research has also led us to a large U.S. equity underweight in favor of relatively more attractive opportunities within international markets. During 2019, the underweight to U.S. equity detracted from relative performance as record setting levels were reached on the S&P 500 Index. The Portfolio continues to reflect a meaningful tilt towards international equity. While international equities broadly appear fairly valued on an absolute basis, they continue to look attractive relative to U.S. equities. Central to our philosophy and principals, we are attracted to assets that exhibit relatively favorable valuations in order to manage risk and potentially benefit from higher excess returns as long-term investors. Select fixed income exposures like U.S. high yield and credit bonds produced strong returns during the quarter. The Portfolio is tilted towards a lower maturity and higher credit quality versus the blended fixed income component of the benchmark, which helped relative performance during the quarter but detracted for 2019. In 2019, longer-term U.S. credit bonds produced equity like returns that far exceeded that of other sectors such as U.S. Government and asset backed bonds. We remain underweight portfolio duration due to valuation concerns and believe credit spreads remain too tight to justify the expected return for the risk of a drawdown. We continue to look for attractive reentry points for adding more credit and duration exposure as opportunities present themselves.

The Morningstar Income and Growth ETF Asset Allocation Portfolio Class II returned 12.90% in 2019, while the fund’s primary benchmark returned 16.12% during the same period. The Portfolio was last reallocated in April 2019 and reflected an equity underweight of 2.5% at the end of 2019. At the last reallocation, we repositioned the Portfolio with the goal of taking advantage of select sector and country opportunities we identified through our ongoing valuation-based research process. Select fixed income exposures like U.S. high yield and credit bonds produced strong returns during the quarter. The Portfolio is tilted towards a lower maturity and higher credit quality versus the blended fixed income component of the benchmark, which helped relative performance during the quarter but detracted for 2019. In 2019, longer-term U.S. credit bonds produced equity like returns that far exceeded that of other sectors such as U.S. Government and asset backed bonds. We remain underweight portfolio duration due to valuation concerns and believe credit spreads remain too tight to justify the expected return for the risk of a drawdown. We continue to look for attractive reentry points for adding more credit and duration exposure as opportunities present themselves. Our valuation research has also led us to a large U.S. equity underweight in favor of relatively more attractive opportunities within international markets. During 2019, the underweight to U.S. equity detracted from relative performance as record setting levels were reached on the S&P 500 Index. The Portfolio continues to reflect a meaningful tilt towards international equity. While international equities broadly appear fairly valued on an absolute basis, they continue to look attractive relative to U.S. equities. Central to our philosophy and principals, we are attracted to assets that in our view exhibit relatively favorable valuations in order to seek to manage risk and potentially benefit from higher excess returns as long-term investors.

The Morningstar Conservative ETF Asset Allocation Portfolio Class II returned 9.53% in 2019, while the fund’s primary benchmark returned 11.84% during the same period. The Portfolio was last reallocated in April 2019 and reflected an equity underweight of 2.5% at the end of 2019. At the last reallocation, we repositioned the Portfolio with the goal of taking advantage of select sector and country opportunities we identified through our ongoing valuation-based research process. Select fixed income exposures like U.S. high yield and credit bonds produced strong returns during the quarter. The Portfolio is tilted towards a lower maturity and higher credit quality versus the blended fixed income component of the benchmark, which helped relative performance during the quarter but detracted for 2019. In 2019, longer-term U.S. credit bonds produced equity like returns that far exceeded that of other sectors such as U.S. Government and asset backed bonds. We remain underweight portfolio duration due to valuation concerns and believe credit spreads remain too tight to justify the expected return for the risk of a drawdown. We continue to look for attractive reentry points for adding more credit and duration exposure as opportunities present themselves. Our valuation research has also led us to a large U.S. equity underweight in favor of relatively more attractive opportunities within international markets. During 2019, the underweight to U.S. equity detracted from relative performance as record setting levels were reached on the S&P 500 Index. The Portfolio continues to reflect a meaningful tilt towards international equity. While international equities broadly appear fairly valued on an absolute basis, they continue to look attractive relative to U.S. equities. Central to our philosophy and principals, we are attracted to assets that in our view exhibit relatively favorable valuations in order to seek to manage risk and potentially benefit from higher excess returns as long-term investors.

Jared Watts

Portfolio Manager

4 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

GENERAL MARKET INDICES PERFORMANCE SUMMARY† | PERIODS ENDING DECEMBER 31, 2019

	Six Months	1 Year*	5 Years*	Portfolio Inception (4/30/07)*
Bloomberg Barclays U.S. Aggregate Bond Index[1]	2.45%	8.72%	3.05%	4.22%
Citi Non-USD World Government Bond Index[2]	1.48%	10.33%	0.29%	3.10%
MSCI EAFE Index[3]	7.13%	22.66%	6.18%	2.60%
MSCI Emerging Markets Index[4]	7.33%	18.88%	6.01%	3.91%
MSCI U.S. REIT Index[5]	6.85%	25.84%	7.63%	5.54%
MSCI U.S. Small Cap 1750 Index[6]	7.10%	25.86%	8.31%	8.07%
S&P 500® Index[7]	10.92%	31.49%	11.70%	8.62%

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, often used to represent investment grade bonds being traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[2]

The Citi Non-USD World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms.

[3]

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[4]

The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[5]

The MSCI U.S. REIT Index is comprised of REIT securities that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of REITs classified in the Mortgage REITs Sub-Industry, and REITs classified in the Specialized REITs Sub-Industry that do not generate a majority of their revenue and income from real estate rental and related leasing operations. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[6]

The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[7]

The S&P 500® Index is a value weighted index comprised of 500 large-cap common stocks actively traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

†	This table summarizes general market performance and does not necessarily reflect performance of each Portfolio’s benchmark index.
*	Annualized returns.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Morningstar Investment Management LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses. This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Morningstar Investment Management LLC (“Morningstar Investment Management”) is a registered investment adviser and subsidiary of Morningstar, Inc. Morningstar Investment Management acts as a sub-adviser to ALPS Advisors, Inc. (“ALPS”) by providing recommendations to ALPS regarding asset allocation targets and selection of securities appropriate for the Morningstar ETF Allocation Series. Morningstar Investment Management selects securities for Morningstar ETF Allocation Series from the universe of investments made available through ALPS.

Morningstar Investment Management LLC is not acting in the capacity of advisor to individual clients. Asset Allocation target allocations are subject to change without notice. Morningstar Investment Management establishes the allocations using its proprietary asset classifications. If alternative classification methods are used, the allocations may not meet the asset allocation targets. Morningstar Investment Management LLC is not affiliated with ALPS Advisors, Inc.

5 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Income & Growth (return of $10,000 based on actual performance)

Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 6 and 7 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

6 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2019

					Since Inception (4/30/07)	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/19†
Portfolio	6 Months^^	1 Year	5 Year	10 Year		Gross	Net
Conservative - Class I	2.98%	9.75%	3.51%	3.89%	3.61%	0.75%	0.69%
Conservative - Class II	2.84%	9.53%	3.25%	3.64%	3.33%	1.00%	0.94%
New Conservative Blended Benchmark (20% Equity)*(a)	3.48%	11.84%	4.36%	4.95%	4.58%
Conservative Blended Benchmark (20% Equity)**(f)	3.48%	11.78%	4.36%	4.92%	4.59%
Blended Benchmark^(k)	4.04%	12.65%	4.72%	5.57%	5.04%
Income & Growth - Class I	4.34%	13.19%	4.69%	5.30%	4.13%	0.69%	0.68%
Income & Growth - Class II	4.21%	12.90%	4.45%	5.05%	3.87%	0.94%	0.93%
New Income & Growth Blended Benchmark (40% Equity)*(b)	5.03%	16.12%	5.81%	6.67%	5.37%
Income & Growth Blended Benchmark (40% Equity )**(g)	5.01%	16.00%	5.80%	6.60%	5.37%
Blended Benchmark^(l)	5.75%	17.26%	6.54%	7.64%	6.08%
Balanced - Class I	5.47%	16.57%	5.81%	6.77%	4.72%	0.67%	0.67%
Balanced - Class II	5.41%	16.26%	5.56%	6.51%	4.46%	0.92%	0.92%
New Balanced Blended Benchmark (60% Equity)*(c)	6.55%	20.31%	7.17%	8.26%	5.99%
Balanced Blended Benchmark (60% Equity)**(h)	6.52%	20.12%	7.16%	8.16%	5.99%
Blended Benchmark^(m)	7.49%	22.03%	8.33%	9.70%	7.07%
Growth - Class I	6.84%	20.14%	6.96%	7.90%	4.99%	0.66%	0.66%
Growth - Class II	6.69%	19.77%	6.68%	7.63%	4.72%	0.91%	0.91%
New Growth Blended Benchmark (80% Equity)*(d)	8.01%	24.31%	8.40%	9.68%	6.41%
Growth Blended Benchmark (80% Equity)**(i)	7.98%	24.05%	8.39%	9.55%	6.41%
Blended Benchmark^(n)	9.22%	26.80%	10.06%	11.69%	7.93%
Aggressive Growth - Class I	7.65%	22.44%	7.71%	8.52%	4.99%	0.64%	0.64%
Aggressive Growth - Class II	7.65%	22.17%	7.48%	8.26%	4.73%	0.89%	0.89%
New Aggressive Growth Blended Benchmark (95% Equity)*(e)	9.15%	27.41%	9.33%	10.77%	6.70%
Aggressive Growth Blended Benchmark (95% Equity)**(j)	9.11%	27.09%	9.31%	10.62%	6.70%
Blended Benchmark^(o)	10.07%	29.14%	10.88%	12.63%	8.29%

Since each Portfolio does not seek to replicate its respective Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	Effective December 18, 2019, the Morningstar Global Markets Index replaced the MSCI All Country World Index as a component of the Funds’ primary benchmark. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Funds’ investment strategies and investment restrictions. (a) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD/ 6% Morningstar Global Markets ex-US NR Index USD / 58% Bloomberg Barclays U.S. Universal TR USD/ 12% Citi WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index; (b) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD/ 12% Morningstar Global Markets ex-US NR Index USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index; (c) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD/ 18% Morningstar Global Markets ex-US NR Index USD/ 32% Bloomberg Barclays U.S. Universal TR USD/ 6% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (d) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD/ 24% Morningstar Global Markets ex-US NR Index USD/ 15% Bloomberg Barclays U.S. Universal TR USD/ 3% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (e) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD/ 28% Morningstar Global Markets ex-US NR Index USD/ 3% Bloomberg Barclays U.S. Universal TR USD/ 2% ICE BofAML Treasury 3 Month TR Index.

**	(f) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD/ 6% MSCI ACWI Ex USA IMI NR USD/ 58% Bloomberg Barclays U.S. Universal TR USD/ 12% Citi WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index; (g) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD/ 12% MSCI ACWI Ex USA IMI NR USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index; (h) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD/ 18% MSCI ACWI Ex USA IMI NR USD/ 32% Bloomberg Barclays U.S. Universal TR USD/ 6% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (i) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD/ 24% MSCI ACWI Ex USA IMI NR USD/ 15% Bloomberg Barclays U.S. Universal TR USD/ 3% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (j) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD/ 28% MSCI ACWI Ex USA IMI NR USD/ 3% Bloomberg Barclays U.S. Universal TR USD/ 2% ICE BofAML Treasury 3 Month TR Index.

7 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

^	Blended Benchmark: (k) Blended benchmark of 20% S&P 500® Index/73% Bloomberg Barclays U.S. Aggregate Bond Index /7% ICE BofAML Treasury 3 Month TR Index for the Conservative Portfolio; (l) 40% S&P 500® Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index for the Income & Growth Portfolio; (m) 60% S&P 500® Index/38% Bloomberg Barclays U.S. Aggregate Bond Index/2% ICE BofAML Treasury 3 Month TR Index for the Balanced Portfolio; (n) 80% S&P 500® Index/20% Bloomberg Barclays U.S. Aggregate Bond Index for the Growth Portfolio; and (o) 90% S&P 500® Index/10% Bloomberg Barclays U.S. Aggregate Bond Index for the Aggressive Growth Portfolio. Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® and the Barclays Indexes reflect the reinvestment of dividends.

^^	Total return for a period of less than one year is not annualized.

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2019. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2020. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser. Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). Morningstar starts the investment process by scouring the globe for opportunities. Instead of tracking closely to an index-defined universe, Morningstar looks broadly, investigating asset classes, sub-asset classes, sectors, and securities in markets around the world. Morningstar applies a valuation analysis supported by in-depth fundamental research to find opportunities that are believed to be attractively priced. Morningstar prefers to invest in ideas that go against the market consensus because the only way to outperform is to be different from what the market has already included in the stock price. Morningstar also looks closely at each asset class’ risk, which can be complex, multifaceted, and vary over time. Morningstar believes that one of the best ways to control for risk is to buy fundamentally strong assets that appear to be underpriced. In-depth valuation analysis and contrarian indicators are the key ways Morningstar generates investment ideas. As valuation-driven investors, Morningstar primarily focuses on price changes relative to fair value through time. Given that markets are dynamic, Morningstar reassesses the portfolio given the changes in investment ideas, aggregate risks, and portfolio exposures. This iterative process reconsiders the opportunity set, with a constant eye on fundamental diversification and portfolio allocations.

MORNINGSTAR ETF ASSET ALLOCATION SERIES INVESTMENT ALLOCATION SUMMARY

*	As of December 31, 2019. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

The table below shows there were no changes in the strategic allocations provided by Morningstar’s proprietary asset allocation methodology for the year ended December 31, 2019. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2019.

Asset Classes

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
	12/31/2019	6/30/2019	12/31/2019	6/30/2019	12/31/2019	6/30/2019	12/31/2019	6/30/2019	12/31/2019	6/30/2019
U.S. Equity	12.0%	12.0%	24.5%	24.5%	36.0%	36.0%	48.0%	48.0%	58.0%	58.0%
Non-U.S. Equity	8.0%	8.0%	15.5%	15.5%	24.0%	24.0%	32.0%	32.0%	37.0%	37.0%
U.S. Bonds	70.5%	70.5%	54.0%	54.0%	35.0%	35.0%	20.0%	20.0%	5.0%	5.0%
Non-U.S. Bonds	7.5%	7.5%	4.0%	4.0%	3.0%	3.0%	0.0%	0.0%	0.0%	0.0%
Cash Equivalents	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

8 | December 31, 2019

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2019 (Unaudited)

Conservative – Asset Class Allocation#

(as a percentage of net assets)

Balanced – Asset Class Allocation#

(as a percentage of net assets)

Aggressive Growth – Asset Class Allocation#

(as a percentage of net assets)

Income & Growth – Asset Class Allocation#

(as a percentage of net assets)

Growth – Asset Class Allocation#

(as a percentage of net assets)

#	Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio as of December 31, 2019 and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2019. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

9 | December 31, 2019

Morningstar Conservative ETF Asset Allocation Portfolio
Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Exchange Traded Funds - 99.46%
iShares - 7.05%
iShares® Core S&P 500® ETF	2,168	$700,784
iShares® JP Morgan USD Emerging Markets Bond ETF	10,647	1,219,720
iShares® MSCI EAFE Value ETF	3,464	172,958
iShares® MSCI United Kingdom ETF	10,419	355,288

Total iShares		2,448,750

Other - 92.41%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,367	342,054
Schwab US TIPS ETF	18,358	1,039,614
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	62,026	2,109,504
Vanguard® Consumer Staples ETF	3,230	520,676
Vanguard® FTSE Developed Markets ETF	43,672	1,924,188
Vanguard® FTSE Emerging Markets ETF	16,078	714,989
Vanguard® Intermediate-Term Government Bond ETF	15,746	1,038,291
Vanguard® Mid-Cap Value ETF	2,927	348,869
Vanguard® Mortgage-Backed Securities ETF	52,360	2,783,981
Vanguard® Short-Term Bond ETF	86,518	6,974,216
Vanguard® Short-Term Corporate Bond ETF	30,070	2,436,572
Vanguard® Short-Term Inflation-Protected Securities ETF	21,098	1,039,709
Vanguard® Total Bond Market ETF	112,080	9,399,029
Vanguard® Total Stock Market ETF	5,359	876,840
Vanguard® Value ETF	4,350	521,347

Total Other		32,069,879

Total Exchange Traded Funds
(Cost $33,139,822)		34,518,629
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.43%
State Street Institutional Treasury Plus Money Market Fund	1.533%	497,146	$497,146

Total Short-Term Investments
(Cost $497,146)			497,146

Total Investments - 100.89%
(Total cost $33,636,968)			35,015,775

Liabilities in Excess of Other Assets - (0.89)%			(307,939)

Net Assets - 100.00%			$34,707,836

See Notes to Financial Statements.

10 | December 31, 2019

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Exchange Traded Funds - 99.22%
iShares - 13.69%
iShares® Core S&P 500® ETF	9,061	$2,928,878
iShares® Core S&P® Mid-Cap ETF	8,895	1,830,769
iShares® JP Morgan USD Emerging Markets Bond ETF	15,790	1,808,902
iShares® MSCI EAFE Value ETF	36,058	1,800,376
iShares® MSCI United Kingdom ETF	43,648	1,488,397

Total iShares		9,857,322

Other - 85.53%
Franklin FTSE Japan ETF	27,735	725,270
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7,062	717,428
Schwab US TIPS ETF	31,678	1,793,925
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	95,369	3,243,500
Vanguard® Consumer Staples ETF	11,323	1,825,267
Vanguard® FTSE Developed Markets ETF	90,895	4,004,834
Vanguard® FTSE Emerging Markets ETF	82,630	3,674,556
Vanguard® Health Care ETF	3,878	743,568
Vanguard® Intermediate-Term Government Bond ETF	21,595	1,423,974
Vanguard® Mid-Cap Value ETF	6,172	735,641
Vanguard® Mortgage-Backed Securities ETF	67,475	3,587,646
Vanguard® Short-Term Bond ETF	115,215	9,287,481
Vanguard® Short-Term Corporate Bond ETF	39,794	3,224,508
Vanguard® Short-Term Inflation-Protected Securities ETF	29,026	1,430,401
Vanguard® Total Bond Market ETF	208,492	17,484,139
Vanguard® Total Stock Market ETF	26,795	4,384,198
Vanguard® Value ETF	18,216	2,183,188
Xtrackers MSCI EAFE Hedged Equity ETF	32,244	1,089,202

Total Other		61,558,726

Total Exchange Traded Funds
(Cost $66,260,324)		71,416,048
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.10%
State Street Institutional Treasury Plus Money Market Fund	1.533%	795,125	$795,125

Total Short-Term Investments
(Cost $795,125)			795,125

Total Investments - 100.32%
(Total cost $67,055,449)			72,211,173

Liabilities in Excess of Other Assets - (0.32)%			(232,541)

Net Assets - 100.00%			$71,978,632

See Notes to Financial Statements.

11 | December 31, 2019

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Exchange Traded Funds - 99.03%
iShares - 23.22%
iShares® Core S&P 500® ETF	42,982	$13,893,502
iShares® Core S&P® Mid-Cap ETF	58,782	12,098,511
iShares® JP Morgan USD Emerging Markets Bond ETF	30,114	3,449,860
iShares® MSCI EAFE Value ETF	103,178	5,151,678
iShares® MSCI United Kingdom ETF	155,144	5,290,410

Total iShares		39,883,961

Other - 75.81%
Franklin FTSE Japan ETF	96,471	2,522,717
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	16,767	1,703,360
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	176,728	6,010,519
Vanguard® Consumer Staples ETF	37,234	6,002,121
Vanguard® FTSE Developed Markets ETF	333,851	14,709,475
Vanguard® FTSE Emerging Markets ETF	298,482	13,273,495
Vanguard® Health Care ETF	13,697	2,626,263
Vanguard® Mortgage-Backed Securities ETF	63,822	3,393,416
Vanguard® Short-Term Bond ETF	167,094	13,469,447
Vanguard® Short-Term Corporate Bond ETF	31,646	2,564,275
Vanguard® Short-Term Inflation-Protected Securities ETF	52,244	2,574,584
Vanguard® Total Bond Market ETF	463,325	38,854,434
Vanguard® Total Stock Market ETF	74,191	12,139,131
Vanguard® Value ETF	43,288	5,188,067
Xtrackers MSCI EAFE Hedged Equity ETF	152,382	5,147,464

Total Other		130,178,768

Total Exchange Traded Funds
(Cost $150,893,664)		170,062,729
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.05%
State Street Institutional Treasury Plus Money Market Fund	1.533%	1,803,426	$1,803,426

Total Short-Term Investments
(Cost $1,803,426)			1,803,426

Total Investments - 100.08%
(Total cost $152,697,090)			171,866,155

Liabilities in Excess of Other Assets - (0.08)%			(135,983)

Net Assets - 100.00%			$171,730,172

See Notes to Financial Statements.

12 | December 31, 2019

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Exchange Traded Funds - 100.02%
iShares - 28.50%
iShares® Core S&P 500® ETF	74,034	$23,930,750
iShares® Core S&P® Mid-Cap ETF	93,687	19,282,658
iShares® JP Morgan USD Emerging Markets Bond ETF	19,501	2,234,035
iShares® MSCI EAFE Value ETF	204,004	10,185,920
iShares® MSCI United Kingdom ETF	267,834	9,133,139

Total iShares		64,766,502

Other - 71.52%
Franklin FTSE Japan ETF	215,430	5,633,495
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	166,316	5,656,407
Vanguard® Consumer Staples ETF	63,264	10,198,157
Vanguard® FTSE Developed Markets ETF	438,533	19,321,764
Vanguard® FTSE Emerging Markets ETF	512,032	22,770,063
Vanguard® Health Care ETF	29,806	5,715,002
Vanguard® Short-Term Bond ETF	183,127	14,761,868
Vanguard® Small-Cap ETF	13,814	2,288,151
Vanguard® Total Bond Market ETF	392,648	32,927,461
Vanguard® Total Stock Market ETF	125,324	20,505,513
Vanguard® Value ETF	113,831	13,642,645
Xtrackers MSCI EAFE Hedged Equity ETF	267,716	9,043,447

Total Other		162,463,973

Total Exchange Traded Funds
(Cost $198,159,910)		227,230,475

Total Investments - 100.02%
(Total cost $198,159,910)		227,230,475

Liabilities in Excess of Other Assets - (0.02)%		(55,695)

Net Assets - 100.00%		$227,174,780

See Notes to Financial Statements.

13 | December 31, 2019

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Exchange Traded Funds - 100.18%
iShares - 32.32%
iShares® Core S&P 500® ETF	43,504	$14,062,233
iShares® Core S&P® Mid-Cap ETF	53,856	11,084,642
iShares® MSCI EAFE Value ETF	134,180	6,699,607
iShares® MSCI United Kingdom ETF	172,736	5,890,298

Total iShares		37,736,780

Other - 67.86%
Franklin FTSE Japan ETF	133,484	3,490,607
Schwab Fundamental Emerging Markets Large Company Index ETF	157,333	4,694,817
Vanguard® Consumer Staples ETF	39,826	6,419,951
Vanguard® FTSE Developed Markets ETF	245,346	10,809,945
Vanguard® FTSE Emerging Markets ETF	211,612	9,410,386
Vanguard® Health Care ETF	18,476	3,542,588
Vanguard® Short-Term Bond ETF	58,114	4,684,569
Vanguard® Small-Cap ETF	10,643	1,762,906
Vanguard® Total Bond Market ETF	76,705	6,432,481
Vanguard® Total Stock Market ETF	85,663	14,016,180
Vanguard® Value ETF	68,293	8,184,916
Xtrackers MSCI EAFE Hedged Equity ETF	171,454	5,791,716

Total Other		79,241,062

Total Exchange Traded Funds
(Cost $102,141,175)		116,977,842

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.05%
State Street Institutional Treasury Plus Money Market Fund	1.533%	58,387	$58,387

Total Short-Term Investments
(Cost $58,387)			58,387

Total Investments - 100.23%
(Total cost $102,199,562)			117,036,229

Liabilities in Excess of Other Assets - (0.23)%			(269,813)

Net Assets - 100.00%			$116,766,416

See Notes to Financial Statements.

14 | December 31, 2019

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2019

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$35,015,775	$72,211,173	$171,866,155	$227,230,475	$117,036,229
Receivable for investments sold	–	–	–	501,719	69,628
Receivable for shares sold	8,580	7,318	118,609	231,685	25,175
Dividends receivable	11,067	17,338	33,258	26,867	230
Other assets	493	1,087	2,620	3,281	1,507
Total Assets	35,035,915	72,236,916	172,020,642	227,994,027	117,132,769

LIABILITIES:

Payable to custodian for overdraft	–	–	–	496,451	–
Payable for investments purchased	155,955	86,161	–	–	122,835
Payable for shares redeemed	130,814	104,669	158,133	161,562	156,747
Payable to advisor	9,524	24,017	65,080	85,729	40,579
Payable for distribution and service fees	6,316	14,041	30,367	28,597	10,888
Payable for audit fees	17,832	17,832	17,832	17,832	17,832
Accrued expenses and other liabilities	7,638	11,564	19,058	29,076	17,472
Total Liabilities	328,079	258,284	290,470	819,247	366,353
Net Assets	$34,707,836	$71,978,632	$171,730,172	$227,174,780	$116,766,416

NET ASSETS CONSIST OF:

Paid-in capital	$32,767,408	$64,960,227	$147,554,103	$188,191,592	$97,536,859
Total distributable earnings	1,940,428	7,018,405	24,176,069	38,983,188	19,229,557
Net Assets	$34,707,836	$71,978,632	$171,730,172	$227,174,780	$116,766,416

Investments, at Cost	$33,636,968	$67,055,449	$152,697,090	$198,159,910	$102,199,562

PRICING OF SHARES:

Class I:
Net Assets	$4,362,087	$5,639,580	$27,724,784	$91,240,198	$64,894,317
Shares of beneficial interest outstanding	390,243	569,570	2,639,375	8,204,233	5,252,539
Net assets value, offering and redemption price per share	$11.18	$9.90	$10.50	$11.12	$12.35

Class II:
Net Assets	$30,345,749	$66,339,052	$144,005,388	$135,934,582	$51,872,099
Shares of beneficial interest outstanding	2,726,735	6,323,654	13,542,509	12,455,990	4,242,512
Net assets value, offering and redemption price per share	$11.13	$10.49	$10.63	$10.91	$12.23

See Notes to Financial Statements.

15 | December 31, 2019

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2019

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$907,420	$1,964,054	$4,698,034	$5,988,382	$2,922,838
Total Investment Income	907,420	1,964,054	4,698,034	5,988,382	2,922,838

EXPENSES:
Investment advisor fee	152,118	325,985	772,432	977,559	465,743
12b-1 fees:
Class II	74,232	167,318	362,775	324,893	115,617
Custodian fees	5,375	6,532	9,669	19,356	9,880
Administration fees	7,500	7,500	7,500	7,500	7,500
Legal fees	3,157	6,362	14,547	18,292	8,872
Audit fees	18,098	18,160	18,323	18,383	18,200
Trustees' fees and expenses	8,279	17,698	41,977	52,656	24,883
Report to shareholder fees	3,430	5,932	14,835	22,059	14,431
Other expenses	10,208	14,495	24,413	29,372	17,526
Total expenses before waiver/reimbursements	282,397	569,982	1,266,471	1,470,070	682,652
Less fees waived/reimbursed by investment advisor
Class I	(3,529)	(1,420)	–	–	(9,859)
Class II	(25,417)	(17,174)	–	–	(7,797)
Total Net Expenses	253,451	551,388	1,266,471	1,470,070	664,996
Net Investment Income	653,969	1,412,666	3,431,563	4,518,312	2,257,842

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	193,873	825,407	2,194,950	6,465,966	2,304,905
Net change in unrealized appreciation on investments	2,229,172	6,545,751	20,213,224	28,311,970	16,299,941
Net Realized and Unrealized Gain on Investments	2,423,045	7,371,158	22,408,174	34,777,936	18,604,846
Net Increase in Net Assets Resulting from Operations	$3,077,014	$8,783,824	$25,839,737	$39,296,248	$20,862,688

See Notes to Financial Statements.

16 | December 31, 2019

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$653,969	$687,617
Net realized gain	193,873	256,850
Long-term capital gain distributions from other investment companies	–	2,318
Net change in unrealized appreciation/(depreciation)	2,229,172	(1,741,912)
Net increase/(decrease) in net assets resulting from operations	3,077,014	(795,127)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(128,761)	(148,054)
Class II	(824,934)	(1,050,847)
Total distributions	(953,695)	(1,198,901)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	618,913	923,263
Issued to shareholders in reinvestment of distributions	128,761	148,054
Cost of shares redeemed	(527,321)	(842,017)
Net increase from share transactions	220,353	229,300
Class II
Proceeds from sale of shares	6,883,778	10,965,706
Issued to shareholders in reinvestment of distributions	824,934	1,050,847
Cost of shares redeemed	(8,771,085)	(12,081,443)
Net decrease from share transactions	(1,062,373)	(64,890)

Net increase/(decrease) in net assets	1,281,299	(1,829,618)

NET ASSETS:

Beginning of year	33,426,537	35,256,155
End of year	$34,707,836	$33,426,537

OTHER INFORMATION - SHARES:

Class I
Sold	55,885	84,305
Reinvested	11,621	14,127
Redeemed	(47,909)	(76,202)
Net increase in shares outstanding	19,597	22,230

Class II
Sold	625,614	1,005,449
Reinvested	74,790	100,656
Redeemed	(799,370)	(1,103,302)
Net increase/(decrease) in shares outstanding	(98,966)	2,803

See Notes to Financial Statements.

17 | December 31, 2019

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$1,412,666	$1,477,171
Net realized gain	825,407	1,590,196
Long-term capital gain distributions from other investment companies	–	4,145
Net change in unrealized appreciation/(depreciation)	6,545,751	(6,250,475)
Net increase/(decrease) in net assets resulting from operations	8,783,824	(3,178,963)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(266,690)	(345,229)
Class II	(2,840,464)	(3,997,711)
Total distributions	(3,107,154)	(4,342,940)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	722,318	1,152,401
Issued to shareholders in reinvestment of distributions	266,690	345,229
Cost of shares redeemed	(886,207)	(1,195,508)
Net increase from share transactions	102,801	302,122
Class II
Proceeds from sale of shares	7,490,992	10,316,495
Issued to shareholders in reinvestment of distributions	2,840,464	3,997,711
Cost of shares redeemed	(14,220,652)	(17,761,869)
Net decrease from share transactions	(3,889,196)	(3,447,663)

Net increase/(decrease) in net assets	1,890,275	(10,667,444)

NET ASSETS:

Beginning of year	70,088,357	80,755,801
End of year	$71,978,632	$70,088,357

OTHER INFORMATION - SHARES:

Class I
Sold	73,463	114,141
Reinvested	27,325	37,322
Redeemed	(89,126)	(118,398)
Net increase in shares outstanding	11,662	33,065

Class II
Sold	723,555	970,354
Reinvested	274,706	409,182
Redeemed	(1,367,296)	(1,668,412)
Net decrease in shares outstanding	(369,035)	(288,876)

See Notes to Financial Statements.

18 | December 31, 2019

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$3,431,563	$3,419,896
Net realized gain	2,194,950	3,338,175
Long-term capital gain distributions from other investment companies	–	8,776
Net change in unrealized appreciation/(depreciation)	20,213,224	(17,874,595)
Net increase/(decrease) in net assets resulting from operations	25,839,737	(11,107,748)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(1,154,134)	(2,854,512)
Class II	(5,612,030)	(15,853,014)
Total distributions	(6,766,164)	(18,707,526)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	2,816,912	2,831,219
Issued to shareholders in reinvestment of distributions	1,154,134	2,854,512
Cost of shares redeemed	(4,081,377)	(2,809,836)
Net increase/(decrease) from share transactions	(110,331)	2,875,895
Class II
Proceeds from sale of shares	9,074,261	20,913,939
Issued to shareholders in reinvestment of distributions	5,612,030	15,853,014
Cost of shares redeemed	(28,651,317)	(38,568,925)
Net decrease from share transactions	(13,965,026)	(1,801,972)

Net increase/(decrease) in net assets	4,998,216	(28,741,351)

NET ASSETS:

Beginning of year	166,731,956	195,473,307
End of year	$171,730,172	$166,731,956

OTHER INFORMATION - SHARES:

Class I
Sold	273,581	254,767
Reinvested	112,052	298,902
Redeemed	(397,531)	(251,221)
Net increase/(decrease) in shares outstanding	(11,898)	302,448

Class II
Sold	879,001	1,849,935
Reinvested	538,066	1,641,099
Redeemed	(2,761,525)	(3,425,236)
Net increase/(decrease) in shares outstanding	(1,344,458)	65,798

See Notes to Financial Statements.

19 | December 31, 2019

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$4,518,312	$4,050,666
Net realized gain	6,465,966	9,801,649
Long-term capital gain distributions from other investment companies	–	5,482
Net change in unrealized appreciation/(depreciation)	28,311,970	(31,419,805)
Net increase/(decrease) in net assets resulting from operations	39,296,248	(17,562,008)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(5,618,555)	(9,549,622)
Class II	(8,275,596)	(14,755,042)
Total distributions	(13,894,151)	(24,304,664)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,006,710	8,627,185
Issued to shareholders in reinvestment of distributions	5,618,555	9,549,622
Cost of shares redeemed	(12,127,486)	(10,207,429)
Net increase from share transactions	1,497,779	7,969,378
Class II
Proceeds from sale of shares	16,997,518	27,748,394
Issued to shareholders in reinvestment of distributions	8,275,596	14,755,042
Cost of shares redeemed	(27,088,283)	(35,699,388)
Net increase/(decrease) from share transactions	(1,815,169)	6,804,048

Net increase/(decrease) in net assets	25,084,707	(27,093,246)

NET ASSETS:

Beginning of year	202,090,073	229,183,319
End of year	$227,174,780	$202,090,073

OTHER INFORMATION - SHARES:

Class I
Sold	731,124	721,230
Reinvested	517,839	944,572
Redeemed	(1,100,730)	(844,734)
Net increase in shares outstanding	148,233	821,068

Class II
Sold	1,581,320	2,336,096
Reinvested	777,051	1,485,906
Redeemed	(2,514,222)	(3,019,116)
Net increase/(decrease) in shares outstanding	(155,851)	802,886

See Notes to Financial Statements.

20 | December 31, 2019

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$2,257,842	$1,837,624
Net realized gain	2,304,905	4,236,850
Long-term capital gain distributions from other investment companies	–	1,208
Net change in unrealized appreciation/(depreciation)	16,299,941	(15,523,316)
Net increase/(decrease) in net assets resulting from operations	20,862,688	(9,447,634)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(3,210,551)	(5,105,686)
Class II	(2,498,762)	(4,538,616)
Total distributions	(5,709,313)	(9,644,302)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	9,176,369	8,458,031
Issued to shareholders in reinvestment of distributions	3,210,551	5,105,686
Cost of shares redeemed	(4,786,948)	(5,235,968)
Net increase from share transactions	7,599,972	8,327,749
Class II
Proceeds from sale of shares	9,795,791	10,733,327
Issued to shareholders in reinvestment of distributions	2,498,762	4,538,616
Cost of shares redeemed	(10,984,412)	(13,735,061)
Net increase from share transactions	1,310,141	1,536,882

Net increase/(decrease) in net assets	24,063,488	(9,227,305)

NET ASSETS:

Beginning of year	92,702,928	101,930,233
End of year	$116,766,416	$92,702,928

OTHER INFORMATION - SHARES:

Class I
Sold	771,486	657,121
Reinvested	267,323	466,273
Redeemed	(401,041)	(407,043)
Net increase in shares outstanding	637,768	716,351

Class II
Sold	829,441	833,829
Reinvested	210,157	418,692
Redeemed	(942,216)	(1,068,770)
Net increase in shares outstanding	97,382	183,751

See Notes to Financial Statements.

21 | December 31, 2019

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.50	$11.16	$10.75	$10.72	$11.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.25	0.25	0.22	0.18
Net realized and unrealized gain/(loss) on investments	0.78	(0.48)	0.44	0.30	(0.29)
Total income/(loss) from investment operations	1.02	(0.23)	0.69	0.52	(0.11)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.27)	(0.23)	(0.20)	(0.16)
From net realized gain	(0.09)	(0.16)	(0.05)	(0.29)	(0.28)
Total distributions	(0.34)	(0.43)	(0.28)	(0.49)	(0.44)
Net increase/(decrease) in net asset value	0.68	(0.66)	0.41	0.03	(0.55)
Net asset value - end of year	$11.18	$10.50	$11.16	$10.75	$10.72

Total Return*	9.75%	(2.09)%	6.45%	4.88%	(0.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$4,362	$3,891	$3,888	$3,714	$3,296
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.62%	0.59%	0.57%	0.58%	0.57%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.17%	2.24%	2.27%	1.97%	1.59%
Portfolio turnover rate	17%	47%	35%	55%	37%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

22 | December 31, 2019

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.45	$11.11	$10.70	$10.67	$11.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.21	0.22	0.22	0.18	0.15
Net realized and unrealized gain/(loss) on investments	0.78	(0.48)	0.44	0.31	(0.28)
Total income/(loss) from investment operations	0.99	(0.26)	0.66	0.49	(0.13)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.24)	(0.20)	(0.17)	(0.14)
From net realized gain	(0.09)	(0.16)	(0.05)	(0.29)	(0.28)
Total distributions	(0.31)	(0.40)	(0.25)	(0.46)	(0.42)
Net increase/(decrease) in net asset value	0.68	(0.66)	0.41	0.03	(0.55)
Net asset value - end of year	$11.13	$10.45	$11.11	$10.70	$10.67

Total Return*	9.53%	(2.37)%	6.20%	4.61%	(1.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$30,346	$29,536	$31,368	$31,705	$35,325
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.87%	0.84%	0.82%	0.83%	0.82%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.90%	1.98%	2.00%	1.66%	1.33%
Portfolio turnover rate	17%	47%	35%	55%	37%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

23 | December 31, 2019

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.19	$10.26	$10.00	$10.12	$10.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.22	0.22	0.23	0.20	0.18
Net realized and unrealized gain/(loss) on investments	0.99	(0.63)	0.78	0.49	(0.35)
Total income/(loss) from investment operations	1.21	(0.41)	1.01	0.69	(0.17)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.25)	(0.23)	(0.23)	(0.21)
From net realized gain	(0.25)	(0.41)	(0.52)	(0.58)	(0.43)
Total distributions	(0.50)	(0.66)	(0.75)	(0.81)	(0.64)
Net increase/(decrease) in net asset value	0.71	(1.07)	0.26	(0.12)	(0.81)
Net asset value - end of year	$9.90	$9.19	$10.26	$10.00	$10.12

Total Return*	13.19%	(3.99)%	10.12%	6.73%	(1.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$5,640	$5,126	$5,385	$4,712	$4,417
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.56%	0.54%	0.54%	0.54%	0.52%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.52%
Net investment income after waiver/reimbursements	2.19%	2.18%	2.16%	1.92%	1.63%
Portfolio turnover rate	10%	35%	34%	40%	24%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

24 | December 31, 2019

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.71	$10.80	$10.48	$10.57	$11.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.20	0.21	0.18	0.15
Net realized and unrealized gain/(loss) on investments	1.05	(0.66)	0.83	0.50	(0.35)
Total income/(loss) from investment operations	1.25	(0.46)	1.04	0.68	(0.20)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.22)	(0.20)	(0.19)	(0.17)
From net realized gain	(0.25)	(0.41)	(0.52)	(0.58)	(0.43)
Total distributions	(0.47)	(0.63)	(0.72)	(0.77)	(0.60)
Net increase/(decrease) in net asset value	0.78	(1.09)	0.32	(0.09)	(0.80)
Net asset value - end of year	$10.49	$9.71	$10.80	$10.48	$10.57

Total Return*	12.90%	(4.25)%	9.94%	6.37%	(1.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$66,339	$64,962	$75,371	$77,704	$88,257
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.81%	0.79%	0.79%	0.79%	0.77%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income after waiver/reimbursements	1.93%	1.90%	1.88%	1.63%	1.33%
Portfolio turnover rate	10%	35%	34%	40%	24%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

25 | December 31, 2019

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.41	$11.29	$10.78	$10.64	$11.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.23	0.23	0.24	0.21	0.19
Net realized and unrealized gain/(loss) on investments	1.32	(0.89)	1.22	0.72	(0.42)
Total income/(loss) from investment operations	1.55	(0.66)	1.46	0.93	(0.23)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.25)	(0.22)	(0.23)	(0.19)
From net realized gain	(0.21)	(0.97)	(0.73)	(0.56)	(0.31)
Total distributions	(0.46)	(1.22)	(0.95)	(0.79)	(0.50)
Net increase/(decrease) in net asset value	1.09	(1.88)	0.51	0.14	(0.73)
Net asset value - end of year	$10.50	$9.41	$11.29	$10.78	$10.64

Total Return*	16.57%	(6.02)%	13.65%	8.69%	(1.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$27,725	$24,962	$26,516	$22,388	$21,502
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.52%	0.51%	0.52%	0.51%
Net expenses after waiver/reimbursements	0.53%	0.52%	0.51%	0.52%	0.51%
Net investment income after waiver/reimbursements	2.23%	2.09%	2.06%	1.86%	1.68%
Portfolio turnover rate	7%	23%	38%	34%	29%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2019

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.52	$11.40	$10.88	$10.72	$11.45
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.20	0.21	0.17	0.16
Net realized and unrealized gain/(loss) on investments	1.33	(0.89)	1.23	0.74	(0.42)
Total income/(loss) from investment operations	1.53	(0.69)	1.44	0.91	(0.26)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.21)	(0.22)	(0.19)	(0.19)	(0.16)
From net realized gain	(0.21)	(0.97)	(0.73)	(0.56)	(0.31)
Total distributions	(0.42)	(1.19)	(0.92)	(0.75)	(0.47)
Net increase/(decrease) in net asset value	1.11	(1.88)	0.52	0.16	(0.73)
Net asset value - end of year	$10.63	$9.52	$11.40	$10.88	$10.72

Total Return*	16.26%	(6.23)%	13.33%	8.48%	(2.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$144,005	$141,770	$168,957	$164,720	$191,774
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.77%	0.76%	0.77%	0.76%
Net expenses after waiver/reimbursements	0.78%	0.77%	0.76%	0.77%	0.76%
Net investment income after waiver/reimbursements	1.96%	1.82%	1.78%	1.56%	1.40%
Portfolio turnover rate	7%	23%	38%	34%	29%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2019

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.88	$12.15	$11.04	$10.68	$11.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.24	0.24	0.20	0.18
Net realized and unrealized gain/(loss) on investments	1.74	(1.16)	1.70	0.86	(0.44)
Total income/(loss) from investment operations	1.98	(0.92)	1.94	1.06	(0.26)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.23)	(0.23)	(0.19)	(0.20)	(0.17)
From net realized gain	(0.51)	(1.12)	(0.64)	(0.50)	(0.16)
Total distributions	(0.74)	(1.35)	(0.83)	(0.70)	(0.33)
Net increase/(decrease) in net asset value	1.24	(2.27)	1.11	0.36	(0.59)
Net asset value - end of year	$11.12	$9.88	$12.15	$11.04	$10.68

Total Return*	20.14%	(7.85)%	17.68%	9.88%	(2.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$91,240	$79,625	$87,918	$73,255	$66,750
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.53%	0.51%	0.52%	0.51%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.51%	0.52%	0.51%
Net investment income after waiver/reimbursements	2.23%	1.98%	1.96%	1.78%	1.60%
Portfolio turnover rate	14%	28%	43%	37%	28%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2019

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.71	$11.96	$10.89	$10.53	$11.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.21	0.20	0.20	0.16	0.15
Net realized and unrealized gain/(loss) on investments	1.70	(1.13)	1.67	0.86	(0.44)
Total income/(loss) from investment operations	1.91	(0.93)	1.87	1.02	(0.29)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.20)	(0.16)	(0.16)	(0.14)
From net realized gain	(0.51)	(1.12)	(0.64)	(0.50)	(0.16)
Total distributions	(0.71)	(1.32)	(0.80)	(0.66)	(0.30)
Net increase/(decrease) in net asset value	1.20	(2.25)	1.07	0.36	(0.59)
Net asset value - end of year	$10.91	$9.71	$11.96	$10.89	$10.53

Total Return*	19.77%	(8.04)%	17.30%	9.69%	(2.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$135,935	$122,465	$141,266	$121,708	$135,370
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.78%	0.76%	0.77%	0.76%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.76%	0.77%	0.76%
Net investment income after waiver/reimbursements	1.97%	1.71%	1.71%	1.47%	1.32%
Portfolio turnover rate	14%	28%	43%	37%	28%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2019

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.63	$13.03	$11.65	$11.13	$11.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.27	0.25	0.23	0.20	0.19
Net realized and unrealized gain/(loss) on investments	2.10	(1.41)	2.11	1.08	(0.51)
Total income/(loss) from investment operations	2.37	(1.16)	2.34	1.28	(0.32)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.21)	(0.19)	(0.18)	(0.17)
From net realized gain	(0.43)	(1.03)	(0.77)	(0.58)	(0.17)
Total distributions	(0.65)	(1.24)	(0.96)	(0.76)	(0.34)
Net increase/(decrease) in net asset value	1.72	(2.40)	1.38	0.52	(0.66)
Net asset value - end of year	$12.35	$10.63	$13.03	$11.65	$11.13

Total Return*	22.44%	(9.17)%	20.17%	11.45%	(2.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$64,894	$49,064	$50,783	$37,588	$29,410
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.55%	0.53%	0.54%	0.55%	0.53%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.52%
Net investment income after waiver/reimbursements	2.30%	1.96%	1.81%	1.77%	1.56%
Portfolio turnover rate	17%	32%	43%	46%	27%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2019

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.53	$12.91	$11.56	$11.04	$11.70
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.21	0.19	0.16	0.15
Net realized and unrealized gain/(loss) on investments	2.08	(1.38)	2.09	1.09	(0.50)
Total income/(loss) from investment operations	2.32	(1.17)	2.28	1.25	(0.35)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.18)	(0.16)	(0.15)	(0.14)
From net realized gain	(0.43)	(1.03)	(0.77)	(0.58)	(0.17)
Total distributions	(0.62)	(1.21)	(0.93)	(0.73)	(0.31)
Net increase/(decrease) in net asset value	1.70	(2.38)	1.35	0.52	(0.66)
Net asset value - end of year	$12.23	$10.53	$12.91	$11.56	$11.04

Total Return*	22.17%	(9.33)%	19.80%	11.21%	(2.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$51,872	$43,639	$51,147	$43,465	$50,611
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.80%	0.78%	0.79%	0.80%	0.78%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income after waiver/reimbursements	2.03%	1.66%	1.52%	1.39%	1.25%
Portfolio turnover rate	17%	32%	43%	46%	27%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2019 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio (the “Portfolio”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “AMEI Index”).

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the AMEI Index. Developed by Alerian, the AMEI Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies. The AMEI Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”).

Portfolio Overview

During the twelve-month period from January 1, 2019 to December 31, 2019, the ALPS Alerian Energy Infrastructure Portfolio’s Class I Shares delivered a net return of 20.74%. This compares to the Portfolio’s Index, the Alerian Midstream Energy Select Index (“AMEI” or “the Index”), which increased 14.61% on a price-return basis and 22.35% on a total-return basis.

During the period, Equitrans Midstream (ETRN) and Rattler Midstream (RTLR) were added to the index, and Summit Midstream Partners (SMLP) was removed. Several other index changes occurred due to merger and acquisition activity. Constituents removed in conjunction with their acquisition by another entity include: Andeavor Logistics (ANDX), Buckeye Partners (BPL), Dominion Energy Midstream Partners (DM), EQGP Holdings (EQGP), SemGroup (SEMG) and Valero Energy Partners (VLP). Antero Midstream GP (AMGP) merged with Antero Midstream Partners, and Antero Midstream Corporation (AM) is the surviving entity in the index. Western Gas Equity Partners (WGP) merged with Western Gas Partners, and Western Midstream Partners (WES) is the surviving entity in the index. Additionally, EQM Midstream Partners (EQM) was briefly added to the index and replaced by ETRN in a quarterly rebalancing. There were no methodology changes for the Alerian Midstream Energy Select Index during the period.

Canadian midstream corporations led performance for the fund year, and the strongest sector was Petroleum Transportation. Gathering and Processing was the weakest sector, as slowing production growth, particularly for US natural gas, weighed more heavily on the names operating closest to the wellhead. To be clear, the US Energy Information Administration expects energy production to continue growing, supporting midstream infrastructure and export opportunities, albeit at a more moderate rate than in recent years.

Relative to other energy sectors, midstream continued to perform defensively in the challenging macro environment due to the fee-based nature of cash flows. Energy infrastructure companies rallied through early April alongside gains in broader markets and in West Texas Intermediate (WTI) crude to over $66 per barrel. Despite increasing macroeconomic headwinds from April to July as a result of the worsening trade war between the US and China and a pullback in oil prices, midstream held up reasonably well, outperforming WTI crude and reaching a relative high for the year. Performance weakened from mid-July through early December as negative energy sentiment, slowing oil and gas production growth, and tax-loss selling weighed on midstream. However, the underlying index had a strong finish to the year against the backdrop of rising crude prices and positive company news.

Private equity involvement in midstream has served as a catalyst for the space. Private equity has invested billions in midstream at the company and asset level, with transactions spanning geographies and business lines. For example, Buckeye Partners (BPL) announced that it had agreed to be acquired in May by Australian fund manager IFM Investors at a 27.5% premium to its prior day closing price. Private valuations of energy infrastructure assets have often been at a premium to public equity market valuations, providing support to the midstream investment thesis and giving public companies the option to monetize their assets at favorable prices.

Amid commodity price volatility, midstream energy infrastructure companies continue to focus on improvements within their control. Many constituents have made progress to reduce leverage and improve their balance sheets. With production growth in the US moderating from lofty levels, companies are emphasizing capital discipline. More modest growth spending can support greater free cash flow generation and shareholder returns. To that end, five constituents have buyback programs in place, most of which were announced in 2019. Company-level improvements and a constructive long-term outlook for North American energy production and exports support a positive outlook for midstream.

Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager

32 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2019 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2019

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/19
	Six Months[1]	1 Year	3 Year	5 Year	(5/01/13)	Gross	Net[2]
ALPS | Alerian Energy Infrastructure Portfolio - Class I	-0.52%	20.74%	-0.73%	-2.94%	0.62%	0.99%	0.95%
ALPS | Alerian Energy Infrastructure Portfolio - Class III	-0.71%	20.41%	-1.09%	-3.30%	0.22%	1.34%	1.30%
Alerian Midstream Energy Select Index[3]	-0.05%	22.35%	0.49%	-1.74%	1.92%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2019. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2020. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. An investor cannot invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, ALPS Advisors, Inc. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Distributor is not affiliated with Alerian.

33 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2019 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2019)

Enbridge, Inc.	9.71%
Enterprise Products Partners LP	8.73%
TC Energy Corp.	8.30%
Kinder Morgan, Inc.	6.60%
Energy Transfer LP	6.25%
Targa Resources Corp.	5.16%
Plains GP Holdings LP	4.91%
The Williams Cos., Inc.	4.82%
Pembina Pipeline Corp.	4.79%
ONEOK, Inc.	4.78%
Total	64.05%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2019.

Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2019)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

34 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Canadian Energy Infrastructure Companies - 32.82%
Enbridge, Inc.	175,031	$6,959,186
Gibson Energy, Inc.	66,064	1,352,772
Inter Pipeline, Ltd.	189,158	3,283,371
Keyera Corp.	97,219	2,546,987
Pembina Pipeline Corp.	92,661	3,434,426
TC Energy Corp.	111,639	5,945,827

Total Canadian Energy Infrastructure Companies
(Cost $20,804,495)		23,522,569

U.S. Energy Infrastructure Companies - 29.20%
Cheniere Energy, Inc. (1)	54,684	3,339,552
Equitrans Midstream Corp.	180,940	2,417,358
Kinder Morgan, Inc.	223,455	4,730,542
Macquarie Infrastructure Corp.	33,289	1,426,101
ONEOK, Inc.	45,253	3,424,295
Tallgrass Energy LP	71,482	1,581,182
Targa Resources Corp.	90,635	3,700,627
Tellurian, Inc. (1)	42,675	310,674

Total U.S. Energy Infrastructure Companies
(Cost $21,190,638)		20,930,331

U.S. Energy Infrastructure MLPs - 24.86%
BP Midstream Partners LP	4,895	76,411
CNX Midstream Partners LP	4,085	67,239
Crestwood Equity Partners LP	6,256	192,810
Enable Midstream Partners LP	9,842	98,715
Energy Transfer LP	349,322	4,481,801
Enterprise Products Partners LP	222,013	6,251,886
Genesis Energy LP	14,626	299,540
Holly Energy Partners LP	5,242	116,110
Magellan Midstream Partners LP	34,103	2,144,056
MPLX LP	58,501	1,489,435
NGL Energy Partners LP	14,543	164,918
Noble Midstream Partners LP	3,690	98,006
NuStar Energy LP	14,682	379,530
Phillips 66 Partners LP	10,680	658,315
Rattler Midstream LP	17,720	315,239
Shell Midstream Partners LP	18,508	374,047
Western Gas Partners LP	30,212	594,874

Total U.S. Energy Infrastructure MLPs
(Cost $19,889,213)		17,802,932

U.S. General Partners - 12.40%
Antero Midstream Corp.	155,362	1,179,198
EnLink Midstream LLC	118,122	724,088
Plains GP Holdings LP	185,680	3,518,636
Security Description	Shares	Value
U.S. General Partners (continued)
The Williams Cos., Inc.	145,750	$3,457,190

Total U.S. General Partners
(Cost $11,244,597)		8,879,112

Total Investments - 99.28%
(Total cost $73,128,943)		71,134,944

Other Assets in Excess of Liabilities - 0.72%		517,334

Net Assets - 100.00%		$71,652,278

(1)	Non-income producing security.

See Notes to Financial Statements.

35 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2019

ASSETS:

Investments, at value	$71,134,944
Receivable for investments sold	609,713
Receivable for shares sold	2,478
Dividends receivable	110,701
Other assets	1,260
Total Assets	71,859,096

LIABILITIES:

Payable to custodian for overdraft	43,931
Payable for shares redeemed	54,740
Payable to advisor	29,777
Payable for distribution and service fees	29,194
Payable for audit fees	19,591
Accrued expenses and other liabilities	29,585
Total Liabilities	206,818
Net Assets	$71,652,278

NET ASSETS CONSIST OF:

Paid-in capital	$85,633,331
Total distributable earnings	(13,981,053)
Net Assets	$71,652,278

Investments, at Cost	$73,128,943

PRICING OF SHARES:

Class I:
Net Assets	$1,053,342
Shares of beneficial interest outstanding	117,594
Net assets value, offering and redemption price per share	$8.96

Class III:
Net Assets	$70,598,936
Shares of beneficial interest outstanding	7,880,892
Net assets value, offering and redemption price per share	$8.96

See Notes to Financial Statements.

36 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2019

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $209,031)	$3,584,179
Total Investment Income	3,584,179

EXPENSES:
Investment advisor fee	525,988
12b-1 fees:
Class III	185,359
Shareholder servicing fees:
Class I	1,496
Class III	185,335
Custodian fees	26,997
Administration fee	7,500
Legal fees	6,593
Audit fees	19,910
Trustees' fees and expenses	18,229
Report to shareholder fees	30,293
Other expenses	17,856
Total expenses before waiver/reimbursements	1,025,556
Less fees waived/reimbursed by investment advisor
Class I	(695)
Class III	(50,517)
Total Net Expenses	974,344
Net Investment Income	2,609,835

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(697,222)
Foreign currency transactions	530
Net realized loss	(696,692)
Net change in unrealized appreciation on:
Investments	10,607,774
Translation of assets and liabilities denominated in foreign currencies	883
Net change in unrealized appreciation	10,608,657
Net Realized and Unrealized Gain on Investments	9,911,965
Net Increase in Net Assets Resulting from Operations	$12,521,800

See Notes to Financial Statements.

37 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$2,609,835	$2,645,713
Net realized loss	(696,692)	(1,233,041)
Net change in unrealized appreciation/(depreciation)	10,608,657	(16,410,296)
Net increase/(decrease) in net assets resulting from operations	12,521,800	(14,997,624)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(20,406)	(22,577)
Class III	(1,139,604)	(1,307,243)
Total distributions	(1,160,010)	(1,329,820)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	134,469	65,723
Issued to shareholders in reinvestment of distributions	20,406	22,577
Cost of shares redeemed	(92,336)	(248,723)
Net increase/(decrease) from share transactions	62,539	(160,423)
Class III
Proceeds from sale of shares	14,730,675	8,899,474
Issued to shareholders in reinvestment of distributions	1,139,604	1,307,243
Cost of shares redeemed	(17,374,034)	(19,180,281)
Net decrease from share transactions	(1,503,755)	(8,973,564)

Net increase/(decrease) in net assets	9,920,574	(25,461,431)

NET ASSETS:

Beginning of year	61,731,704	87,193,135
End of year	$71,652,278	$61,731,704

OTHER INFORMATION - SHARES:

Class I
Sold	15,121	7,617
Reinvested	2,435	2,797
Redeemed	(10,618)	(26,710)
Net increase/(decrease) in shares outstanding	6,938	(16,296)

Class III
Sold	1,662,376	988,301
Reinvested	135,991	161,988
Redeemed	(1,956,611)	(2,131,098)
Net decrease in shares outstanding	(158,244)	(980,809)

See Notes to Financial Statements.

38 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$7.58	$9.55	$9.82	$7.10	$11.91
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.34	0.34	0.30	0.28	0.34
Net realized and unrealized gain/(loss) on investments	1.22	(2.10)	(0.35)	2.65	(4.86)
Total income/(loss) from investment operations	1.56	(1.76)	(0.05)	2.93	(4.52)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.21)	(0.22)	(0.21)	(0.10)
From net realized gain	–	–	–	–	(0.19)
Total distributions	(0.18)	(0.21)	(0.22)	(0.21)	(0.29)
Net increase/(decrease) in net asset value	1.38	(1.97)	(0.27)	2.72	(4.81)
Net asset value - end of period	$8.96	$7.58	$9.55	$9.82	$7.10

Total Return*	20.74%	(18.58)%	(0.49)%	41.39%	(37.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,053	$838	$1,213	$393	$330
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.02%	0.99%	0.97%	0.95%	0.94%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.95%	0.90%	0.90%
Net investment income after waiver/reimbursements	3.82%	3.71%	3.12%	3.32%	3.37%
Portfolio turnover rate	44%	72%	40%	50%	59%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

39 | December 31, 2019

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$7.57	$9.53	$9.80	$7.10	$11.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.31	0.30	0.26	0.25	0.31
Net realized and unrealized gain/(loss) on investments	1.23	(2.10)	(0.35)	2.64	(4.85)
Total income/(loss) from investment operations	1.54	(1.80)	(0.09)	2.89	(4.54)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.15)	(0.16)	(0.18)	(0.19)	(0.07)
From net realized gain	–	–	–	–	(0.19)
Total distributions	(0.15)	(0.16)	(0.18)	(0.19)	(0.26)
Net increase/(decrease) in net asset value	1.39	(1.96)	(0.27)	2.70	(4.80)
Net asset value - end of period	$8.96	$7.57	$9.53	$9.80	$7.10

Total Return*	20.41%	(18.96)%	(0.84)%	40.80%	(37.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$70,599	$60,893	$85,980	$87,401	$52,411
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.37%	1.34%	1.32%	1.35%	1.27%
Net expenses after waiver/reimbursements	1.30%	1.30%	1.30%	1.30%	1.23%
Net investment income after waiver/reimbursements	3.46%	3.37%	2.69%	2.91%	3.07%
Portfolio turnover rate	44%	72%	40%	50%	59%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

40 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview	December 31, 2019 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Listed Private Equity Portfolio (the “Portfolio”) is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

The Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it is managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Global Equity Markets

Over the last year, public market participants have experienced both extreme lows and extreme highs. Following the 20% drawdown of Q4 2018, US public equities quickly roared back and as of this writing have managed to push into new highs. The US market has outperformed international markets over the recent periods and we expect this to persist. Meanwhile, macro warning signs are much more prevalent outside of the US, with slowing growth and negative interest rates in much of the rest of the developed world.

And then there is China – afflicted by the ever-present trade war that is constantly both nearly resolved and also never ending. Chinese equity markets appear to have bottomed out just a couple of months prior to US equities, more of a result of multiple (a valuation metric which is typically multiple of earnings, cash flow, sales, or other recurring financial metric) compression than any significant earnings recession. We remain cautious with regard to this situation – we believe it is better to wait and see than take it on the chin in this erratic situation.

Domestically, we are seeing both good and bad. Manufacturing is contracting and the yield curve has inverted which is typically a leading recessing indicator in a late cycle. We are also seeing high asset prices, implying significantly discounted future growth while being pushed ever higher by yield chasing investors. On the good side, unemployment continues to taper (albeit at a slower rate), consumer sentiment remains strong, and the housing market continues to push through. We do not think that a recession is imminent, although the prospects are growing.

Global Private Markets

Private markets remain a beacon of light in a more stressed landscape. The reason for this is multi-faceted – (1) we continue to see solid growth in private markets as underlying fundamentals remain strong; (2) private funds have long time horizons and able to withstand the volatility that results from short-term thinking; (3) private company valuations are much more reasonable than comparable public companies.

Over the last year, we have seen PE managers raise larger and larger successor funds, and successfully invest that money into an array of deals. The general feeling in the PE world is that we are very late cycle, and as such we are seeing managers become more value oriented, choosing complexity and operational improvements over growth investing. Most visibly, this can be seen by Brookfield’s recent purchase of Oaktree – a well-known distressed investment firm. Beyond the obvious great cultural and product fit, the move signals a big step in Brookfield’s preparation for a possible downturn.

While we do see high valuations in the large cap leveraged buyout market as too much money competes for too few deals, we believe this as the exception even if it gets the most media attention. The majority of private equity, and our focus, targets small- and mid-market firms which historically have been more reasonably priced. It is important to keep perspective as well – the $6 trillion of global managed private assets account for a relatively small percentage of the approximately $90 trillion of global public assets.

As previously mentioned, private valuations continue to look very favorable compared to the public markets in small- and mid-market. According to Bloomberg as of December 31, 2019, small- and mid-cap private equity buyout transactions were valued at 9.4 times EV/EBITDA (enterprise value divided by earnings before interest, taxes, depreciation and amortization) compared to 15.4 times EV/EBITDA of the Russell 2000 Index, an implied discount of 30%.

With debt levels sharply lower than pre-financial crisis levels and private valuations lower than public market equivalents, we believe that as global growth slows and uncertainty grows private equity is well positioned for an increase in public market volatility.

41 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2019 (Unaudited)

Portfolio Review

For the twelve months ending December 31, 2019, the Portfolio’s Class III shares returned 39.84% compared with 28.40% and 36.67% for the MSCI World Total Return Index (the portfolio’s primary benchmark) and the Red Rocks Global Listed Private Equity Index, respectively.

During the past year, we added 5 companies and exited 9 companies, ending the year with 39 holdings.

Net contributors to performance for the period included:

●	The Blackstone Group Inc

●	Intermediate Capital Group

●	Harbourvest Global Private Equity LTD

Net detractors to performance included:

●	Prosus NV

●	Riverstone Energy LTD

Outlook

Given the current market environment, we have made several adjustments to the Portfolio. The first is a concerted effort to grow our position in US companies as we continue to see relative strength in the American economy and expect the dollar to continue to appreciate. Considering that US treasuries are a global safe haven and also one of the highest yielding sovereign bonds – we believe that money will continue to flow in this direction.

Next, we have increased our exposure to private equity fund of fund holdings. This structure offers excellent diversification benefits and risk-adjusted returns, with historically performed well with low correlation to public markets.

Lastly, we expect to lower our allocation to alternative asset managers. Alternative asset managers significantly outperformed broad public equities over the period as growth of assets under management, fee economics, and C-Corp conversions provided strong performance tailwinds.

We increased our weighting to these managers during the past year to capitalize on these tailwinds and the strategy has proven better than we had expected, and so we feel prudence dictates a degree of caution even though we expect this industry to continue to outperform long-term.

In summary, with time and experience we have gained confidence in our ability to adjust this portfolio for any market environment. With the secular growth of private capital, we believe that private equity will continue to offer higher risk-adjusted returns than public markets. Currently, lower valuations in small cap buyouts offer safer investments, and as more money pours into the private arena, we expect valuations to converge over time providing a healthy return from current levels. Furthermore, the private equity investment model of buying companies, improving them, and selling them has inherent advantages to investing in public markets such as alignment of interests, a patient investment outlook, and a long-term focus on value creation.

As we have mentioned in prior commentaries, the potential risks of BREXIT, ongoing trade conflicts, the current US political climate, and a strong dollar may impact the performance of the portfolio, however, we do not believe these risks are limited to our style of investing.

In closing, we continue to believe that the portfolio can provide attractive risk-adjusted returns for investors over longer investment horizons.

We appreciate your continued interest in the portfolio and listed private equity.

Andrew Drummond	Kirk McCown, CFA	Wyck Brown, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

42 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2019 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2019

					Since Inception (10/24/14)	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/19
	Six Months[1]	1 Year	3 Year	5 Year		Gross	Net[2]
ALPS | Red Rocks Listed Private Equity Portfolio - Class I	15.33%	40.34%	15.63%	10.60%	11.20%	1.86%	1.64%
ALPS | Red Rocks Listed Private Equity Portfolio - Class III	15.09%	39.84%	15.19%	10.25%	10.84%	2.21%	1.99%
Morningstar Developed Markets Index[3]	9.32%	28.10%	12.89%	9.30%	9.65%
Red Rocks Global Listed Private Equity Index[4]	12.55%	36.67%	13.53%	10.51%	11.00%
MSCI World Total Return Index[5]	9.39%	28.40%	13.20%	9.36%	9.60%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2019. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2020. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	Effective December 18, 2019, the Morningstar Developed Markets Index replaced the MSCI World Index as the Fund’s primary benchmark. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The Morningstar Developed Markets Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization.

[4]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies.

[5]	MSCI World Total Return Index – Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region. An investor cannot invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Red Rocks Capital LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Listed Private Equity Portfolio. The Distributor is affiliated with Red Rocks Capital.

43 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2019 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2019)

HarbourVest Global Private Equity, Ltd.	6.62%
Pantheon International PLC Fund	5.82%
IAC/InterActiveCorp	4.73%
Blackstone Group, Inc.	3.96%
Brookfield Asset Management, Inc.	3.68%
3i Group PLC	3.67%
KKR & Co. LP	3.65%
Berkshire Hathaway, Inc.	3.43%
Ares Capital Corp.	3.41%
Partners Group Holding AG	3.31%
Total	42.28%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2019.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2019)

ALPS | Red Rocks Listed Private Equity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

44 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Schedule of Investments	As of December 31, 2019

Security Description	Shares	Value
Closed-End Funds - 25.28%
Financials - 25.28%
3i Infrastructure PLC	72,738	$283,589
HarbourVest Global Private Equity, Ltd. (1)	94,693	2,254,955
HBM Healthcare Investments AG, Class A	4,520	1,039,161
HgCapital Trust PLC	303,400	1,035,943
ICG Enterprise Trust PLC	42,500	556,203
NB Private Equity Partners, Ltd.	52,400	839,855
Pantheon International PLC Fund (1)	58,050	1,982,741
Princess Private Equity Holding, Ltd.	50,000	612,821

Total Financials		8,605,268

Total Closed-End Funds
(Cost $6,555,295)		8,605,268

Common Stocks - 71.92%
Communication Services - 10.24%
IAC/InterActiveCorp (1)	6,470	1,611,742
Liberty Broadband Corp., Class C (1)	2,050	257,787
Liberty Formula One, Class A (1)	18,050	790,229
Liberty SiriusXM, Class A (1)	17,100	826,614

Total Communication Services		3,486,372

Consumer Discretionary - 0.91%
Naspers, Ltd., N Shares	1,900	310,929

Consumer Staples - 1.51%
Schouw & Co. AB	6,100	512,771

Financials - 49.86%
3i Group PLC	85,800	1,248,546
Apollo Global Management, Inc., Class A	14,350	684,638
Ares Capital Corp.	62,200	1,160,030
AURELIUS Equity Opportunities SE & Co. KGaA	15,650	684,293
Berkshire Hathaway, Inc., Class B (1)	5,150	1,166,475
Blackstone Group, Inc., Class A	24,100	1,348,154
Brederode SA	9,700	811,688
Brookfield Asset Management, Inc., Class A	21,700	1,254,260
Cannae Holdings, Inc. (1)	18,700	695,453
Carlyle Group LP	20,700	664,056
Eurazeo SE	3,675	252,257
EXOR N.V.	6,350	492,327
FS KKR Capital Corp.	177,300	1,086,849
Intermediate Capital Group PLC	48,500	1,034,460
Investor AB, B Shares	12,500	682,423
KKR & Co. LP, Class A	42,600	1,242,642
Security Description	Shares	Value
Financials (continued)
New Mountain Finance Corp.	39,000	$535,860
Partners Group Holding AG	1,230	1,127,329
Standard Life Private Equity	173,500	801,214

Total Financials		16,972,954

Health Care - 1.87%
Danaher Corp.	4,150	636,942

Industrials - 4.61%
Aalberts NV	7,900	355,564
Brookfield Business Partners LP	11,300	467,559
Colfax Corp. (1)	14,800	538,424
Melrose Industries PLC	65,500	208,634

Total Industrials		1,570,181

Utilities - 2.92%
Brookfield Infrastructure Partners LP, Class A	19,850	992,302

Total Common Stocks
(Cost $19,912,610)		24,482,451

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 2.66%
State Street Institutional Treasury Plus Money Market Fund	1.511%	904,199	$904,199

Total Short-Term Investments
(Cost $904,199)			904,199

Total Investments - 99.86%
(Total cost $27,372,104)			33,991,918

Other Assets in Excess of Liabilities - 0.14%			48,856

Net Assets - 100.00%			$34,040,774

(1)	Non-income producing security.

See Notes to Financial Statements.

45 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Assets and Liabilities	As of December 31, 2019

ASSETS:

Investments, at value	$33,991,918
Receivable for investments sold	10,348
Receivable for shares sold	27,376
Dividends receivable	103,024
Other assets	399
Total Assets	34,133,065

LIABILITIES:

Payable for shares redeemed	17,082
Payable to advisor	19,343
Payable for distribution and service fees	13,876
Payable for audit fees	20,971
Accrued expenses and other liabilities	21,019
Total Liabilities	92,291
Net Assets	$34,040,774

NET ASSETS CONSIST OF:

Paid-in capital	$26,624,640
Total distributable earnings	7,416,134
Net Assets	$34,040,774

Investments, at Cost	$27,372,104

PRICING OF SHARES:

Class I:
Net Assets	$409,407
Shares of beneficial interest outstanding	27,950
Net assets value, offering and redemption price per share	$14.65

Class III:
Net Assets	$33,631,367
Shares of beneficial interest outstanding	2,197,151
Net assets value, offering and redemption price per share	$15.31

See Notes to Financial Statements.

46 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Operations	For the Year Ended December 31, 2019

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $25,212)	$903,550
Total Investment Income	903,550

EXPENSES:
Investment advisor fee	245,191
12b-1 fees:
Class III	67,243
Shareholder servicing fees:
Class I	437
Class III	67,006
Custodian fees	13,926
Administration fee	10,501
Legal fees	3,769
Audit fees	21,220
Trustees' fees and expenses	6,397
Report to shareholder fees	11,387
Other expenses	18,564
Total expenses before waiver/reimbursements	465,641
Less fees waived/reimbursed by investment advisor
Class I	(909)
Class III	(70,431)
Total Net Expenses	394,301
Net Investment Income	509,249

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	776,189
Foreign currency transactions	(1,053)
Net realized gain	775,136
Net change in unrealized appreciation on:
Investments	7,830,285
Translation of assets and liabilities denominated in foreign currencies	848
Net change in unrealized appreciation	7,831,133
Net Realized and Unrealized Gain on Investments	8,606,269
Net Increase in Net Assets Resulting from Operations	$9,115,518

See Notes to Financial Statements.

47 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
OPERATIONS:

Net investment income	$509,249	$228,544
Net realized gain	775,136	582,497
Net change in unrealized appreciation/(depreciation)	7,831,133	(4,105,163)
Net increase/(decrease) in net assets resulting from operations	9,115,518	(3,294,122)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(4,617)	(18,570)
Class III	(351,950)	(1,409,126)
Total distributions	(356,567)	(1,427,696)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	84,713	219,328
Issued to shareholders in reinvestment of distributions	4,617	18,570
Cost of shares redeemed	(66,056)	(126,081)
Net increase from share transactions	23,274	111,817
Class III
Proceeds from sale of shares	7,647,171	8,677,610
Issued to shareholders in reinvestment of distributions	351,950	1,409,126
Cost of shares redeemed	(5,354,955)	(4,619,320)
Net increase from share transactions	2,644,166	5,467,416

Net increase in net assets	11,426,391	857,415

NET ASSETS:

Beginning of year	22,614,383	21,756,968
End of year	$34,040,774	$22,614,383

OTHER INFORMATION - SHARES:

Class I
Sold	6,572	16,948
Reinvested	328	1,729
Redeemed	(5,069)	(9,749)
Net increase in shares outstanding	1,831	8,928

Class III
Sold	558,756	643,071
Reinvested	23,926	125,033
Redeemed	(404,124)	(344,702)
Net increase in shares outstanding	178,558	423,402

See Notes to Financial Statements.

48 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.56	$12.90	$10.60	$10.33		$10.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.28	0.18	0.23	0.78		0.18
Net realized and unrealized gain/(loss) on investments	3.97	(1.74)	2.45	0.08		(0.29)
Total income/(loss) from investment operations	4.25	(1.56)	2.68	0.86		(0.11)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	–	(0.74)	(0.38)	(0.59)		(0.04)
From net realized gain	(0.16)	(0.04)	–	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.16)	(0.78)	(0.38)	(0.59)		(0.04)
Net increase/(decrease) in net asset value	4.09	(2.34)	2.30	0.27		(0.15)
Net asset value - end of period	$14.65	$10.56	$12.90	$10.60		$10.33

Total Return*	40.34%	(12.22)%	25.37%	8.30%		(1.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$409	$276	$222	$65		$454
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.34%	1.32%	1.49%	2.12%		5.98%
Net expenses after waiver/reimbursements	1.08%	1.10%	1.10%	1.09%		1.08%
Net investment income after waiver/reimbursements	2.21%	1.43%	1.84%	7.81%		1.76%
Portfolio turnover rate	36%	20%	47%	31%		12%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

See Notes to Financial Statements.

49 | December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.07	$13.50	$11.06	$10.32		$10.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.25	0.12	0.23	0.31		0.15
Net realized and unrealized gain/(loss) on investments	4.15	(1.79)	2.53	0.51		(0.29)
Total income/(loss) from investment operations	4.40	(1.67)	2.76	0.82		(0.14)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	–	(0.72)	(0.32)	(0.08)		(0.01)
From net realized gain	(0.16)	(0.04)	–	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.16)	(0.76)	(0.32)	(0.08)		(0.01)
Net increase/(decrease) in net asset value	4.24	(2.43)	2.44	0.74		(0.15)
Net asset value - end of period	$15.31	$11.07	$13.50	$11.06		$10.32

Total Return*	39.84%	(12.53)%	24.96%	7.97%		(1.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$33,631	$22,339	$21,535	$11,411		$6,142
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.71%	1.67%	1.85%	2.03%		5.91%
Net expenses after waiver/reimbursements	1.45%	1.45%	1.45%	1.45%		1.44%
Net investment income after waiver/reimbursements	1.86%	0.93%	1.81%	2.92%		1.46%
Portfolio turnover rate	36%	20%	47%	31%		12%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

See Notes to Financial Statements.

50 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

1. ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an openend management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Financial Statements herein relate to the following seven series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), ALPS | Alerian Energy Infrastructure Portfolio, and the ALPS | Red Rocks Listed Private Equity Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”). The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Listed Private Equity Portfolio has elected to qualify as a diversified Portfolio under the 1940 Act.

The Morningstar Portfolios offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Listed Private Equity Portfolio offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board”) to determine fair value in good faith.

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

51 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

ALPS | Red Rocks Listed Private Equity Portfolio uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading on the NYSE.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

52 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2019:

Morningstar Conservative ETF Asset Allocation Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$34,518,629	$–	$–	$34,518,629
Short-Term Investments	497,146	–	–	497,146
Total	$35,015,775	$–	$–	$35,015,775

Morningstar Income and Growth ETF Asset Allocation Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$71,416,048	$–	$–	$71,416,048
Short-Term Investments	795,125	–	–	795,125
Total	$72,211,173	$–	$–	$72,211,173

Morningstar Balanced ETF Asset Allocation Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$170,062,729	$–	$–	$170,062,729
Short-Term Investments	1,803,426	–	–	1,803,426
Total	$171,866,155	$–	$–	$171,866,155

Morningstar Growth ETF Asset Allocation Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$227,230,475	$–	$–	$227,230,475
Total	$227,230,475	$–	$–	$227,230,475

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$116,977,842	$–	$–	$116,977,842
Short-Term Investments	58,387	–	–	58,387
Total	$117,036,229	$–	$–	$117,036,229

ALPS | Alerian Energy Infrastructure Portfolio
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$23,522,569	$–	$–	$23,522,569
U.S. Energy Infrastructure Companies	20,930,331	–	–	20,930,331
U.S. Energy Infrastructure MLPs	17,802,932	–	–	17,802,932
U.S. General Partners	8,879,112	–	–	8,879,112
Total	$71,134,944	$–	$–	$71,134,944

53 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

ALPS | Red Rocks Listed Private Equity Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,435,219	$6,170,049	$–	$8,605,268
Common Stocks	17,284,475	7,197,976	–	24,482,451
Short-Term Investments	904,199	–	–	904,199
Total	$20,623,893	$13,368,025	$–	$33,991,918

The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value for the year ended December 31, 2019.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2019, the liability related to the custody overdraft in the Morningstar Growth ETF Asset Allocation Portfolio and ALPS | Alerian Energy Infrastructure Portfolio is based on level 2 inputs.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during the year ended December 31, 2019, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

54 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Listed Private Equity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis.

The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

3. FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2019, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$666,570	$192,548	$1,081,310	$–	$1,940,428
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,435,791	759,440	4,823,174	–	7,018,405
Morningstar Balanced ETF Asset Allocation Portfolio	3,477,402	2,103,361	18,595,306	–	24,176,069
Morningstar Growth ETF Asset Allocation Portfolio	4,617,163	6,017,722	28,348,303	–	38,983,188
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,271,446	2,313,056	14,645,055	–	19,229,557
ALPS | Alerian Energy Infrastructure Portfolio	1,377,744	(8,652,560)	(3,821,535)	(2,884,702)	(13,981,053)
ALPS | Red Rocks Listed Private Equity Portfolio	3,269,211	423,126	3,723,797	–	7,416,134

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2019, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Distributable Earnings	Paid-In Capital
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$–
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	–
Morningstar Balanced ETF Asset Allocation Portfolio	–	–
Morningstar Growth ETF Asset Allocation Portfolio	–	–
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	–
ALPS | Alerian Energy Infrastructure Portfolio	4,797	(4,797)
ALPS | Red Rocks Listed Private Equity Portfolio	32,446	(32,446)

55 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

The tax character of the distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

2019	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$690,728	$262,967	$953,695
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,495,516	1,611,638	3,107,154
Morningstar Balanced ETF Asset Allocation Portfolio	3,528,341	3,237,823	6,766,164
Morningstar Growth ETF Asset Allocation Portfolio	4,174,464	9,719,687	13,894,151
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,880,744	3,828,569	5,709,313
ALPS | Alerian Energy Infrastructure Portfolio	1,160,010	–	1,160,010
ALPS | Red Rocks Listed Private Equity Portfolio	–	356,567	356,567

2018	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$904,387	$294,514	$1,198,901
Morningstar Income and Growth ETF Asset Allocation Portfolio	2,107,951	2,234,989	4,342,940
Morningstar Balanced ETF Asset Allocation Portfolio	5,102,967	13,604,559	18,707,526
Morningstar Growth ETF Asset Allocation Portfolio	5,236,589	19,068,075	24,304,664
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,260,724	7,383,578	9,644,302
ALPS | Alerian Energy Infrastructure Portfolio	1,329,820	–	1,329,820
ALPS | Red Rocks Listed Private Equity Portfolio	1,359,043	68,653	1,427,696

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

Portfolio	Short-Term	Long-Term
ALPS | Alerian Energy Infrastructure Portfolio	$2,704,856	$5,947,704

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Funds are not electing to defer such losses.

As of December 31, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost Over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$33,934,465	$1,179,562	$(98,252)	$–	$1,081,310
Morningstar Income and Growth ETF Asset Allocation Portfolio	67,387,999	4,997,974	(174,800)	–	4,823,174
Morningstar Balanced ETF Asset Allocation Portfolio	153,270,849	18,935,599	(340,293)	–	18,595,306
Morningstar Growth ETF Asset Allocation Portfolio	198,882,172	29,183,580	(835,277)	–	28,348,303
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	102,391,174	14,883,672	(238,617)	–	14,645,055
ALPS | Alerian Energy Infrastructure Portfolio	74,957,323	3,724,201	(7,397,653)	(148,083)	(3,821,535)
ALPS | Red Rocks Listed Private Equity Portfolio	30,268,776	4,230,041	(506,899)	655	3,723,797

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, passive foreign investment companies and partnerships.

56 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2019, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$5,706,728	$6,622,435
Morningstar Income and Growth ETF Asset Allocation Portfolio	7,209,358	12,501,460
Morningstar Balanced ETF Asset Allocation Portfolio	12,618,703	30,386,418
Morningstar Growth ETF Asset Allocation Portfolio	30,761,570	40,296,056
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	23,221,243	17,436,492
ALPS | Alerian Energy Infrastructure Portfolio	34,616,877	32,318,741
ALPS | Red Rocks Listed Private Equity Portfolio	11,935,432	9,559,499

5. INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Adviser”) acts as the Portfolios’ investment adviser. The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Listed Private Equity Portfolio	Red Rocks Capital LLC(a)

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Listed Private Equity Portfolio	0.90%

57 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Listed Private Equity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%

6. OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2019, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%
Portfolio	Class III
ALPS | Alerian Energy Infrastructure Portfolio	0.25%
ALPS | Red Rocks Listed Private Equity Portfolio	0.25%

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Listed Private Equity Portfolio have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2020
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2020
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2020
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2020
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2020
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2020
ALPS | Red Rocks Listed Private Equity Portfolio	0.95%	N/A	0.95%	4/29/2020

58 | December 31, 2019

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2019

The Adviser and Sub-Advisers of the Portfolios may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed.

At December 31, 2019, the available recoupable balances are as follows:

Portfolio	Expires 2020	Expires 2021	Expires 2022	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$15,465	$28,946	$44,411
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	10,321	18,594	28,915
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	41	17,656	17,697
ALPS | Alerian Energy Infrastructure Portfolio	–	27,187	51,212	78,399
ALPS | Red Rocks Listed Private Equity Portfolio	66,698	54,960	71,340	192,998

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS receives an annual fee paid on a monthly basis.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

7. TRUSTEES FEES

As of December 31, 2019, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the year ending December 31, 2019 are reported on the Statements of Operations.

8. RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

Transactions related to cross trades during the year ended December 31, 2019 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/(loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$2,814	$429
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	437,784	17,850
Morningstar Balanced ETF Asset Allocation Portfolio	(316,054)	138,908	21,181
Morningstar Growth ETF Asset Allocation Portfolio	–	155,790	23,755
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	(419,241)	–	–

59 | December 31, 2019

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS Variable Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of ALPS Variable Investment Trust (the “Funds”) comprising the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, and ALPS | Red Rocks Listed Private Equity Portfolio, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the ALPS Variable Investment Trust as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 20, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

60 | December 31, 2019

ALPS Variable Investment Trust

Additional Information	December 31, 2019 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios are required to disclose, after their first and third fiscal quarters, the complete schedule of each Portfolio’s holdings with the SEC as an exhibit to its report on Form N-PORT. N-PORT reports will be available on the Commission’s website at www.sec.gov. The Portfolios’ N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-432-2926 or by writing to ALPS Variable Investment Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION (Unaudited)

The Portfolio designates the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2019:

Morningstar Conservative ETF Asset Allocation Portfolio	4.59%
Morningstar Income and Growth ETF Asset Allocation Portfolio	11.42%
Morningstar Balanced ETF Asset Allocation Portfolio	17.57%
Morningstar Growth ETF Asset Allocation Portfolio	25.63%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	31.01%
ALPS| Alerian Energy Infrastructure Portfolio	64.45%
ALPS| Red Rocks Listed Private Equity Portfolio	–

Additionally, the Portfolio designates the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2019:

Morningstar Conservative ETF Asset Allocation Portfolio	$262,967
Morningstar Income and Growth ETF Asset Allocation Portfolio	$1,611,638
Morningstar Balanced ETF Asset Allocation Portfolio	$3,237,823
Morningstar Growth ETF Asset Allocation Portfolio	$9,719,687
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$3,828,569
ALPS| Alerian Energy Infrastructure Portfolio	–
ALPS| Red Rocks Listed Private Equity Portfolio	$356,567

LICENSING AGREEMENT

Alerian

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Midstream Energy Select Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Midstream Energy Select Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash.

61 | December 31, 2019

ALPS Variable Investment Trust

Additional Information	December 31, 2019 (Unaudited)

Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

Morningstar

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”), with the exception of Morningstar Investment Management LLC, a subsidiary of Morningstar, Inc., who is the investment sub-adviser to the Portfolios and may undertake joint marketing activities with ALPS Portfolio Solutions Distributor, Inc. By providing data about the Morningstar® Global Markets IndexSM to the Portfolios, the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in the Portfolios in particular or the ability of the Morningstar Global Markets Index to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR GLOBAL MARKETS INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

62 | December 31, 2019

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2019

The overall responsibility for oversight of the Portfolios rests with the Board of Trustees of the Trust. As of December 31, 2019, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500 and a reimbursement for all reasonable out of pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an annual retainer of $3,000. The Chairman of the Board receives an annual retainer of $10,000.

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 432-2926 or by accessing the Portfolios’ website at http://www.alpsfunds.com.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Segall Bryant & Hamill Trust.	33	Ms. Anstine is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (32 funds), Reaves Utility Income Fund (1 fund), and the Segall Bryant & Hamill Trust (14 funds).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice-President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	8	Mr. Swanson is a Trustee of the Managed Portfolio Series (39 funds), RiverNorth Funds (3 funds) and Director of the RiverNorth Marketplace Lending Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Opportunities Fund, Inc. and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

63 | December 31, 2019

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2019

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010 Appointed Chairman effective September 2017	Mr. Deems is Co-Founder, CFO of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (1998 to June 2007).	33	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (32 funds); Clough Funds Trust (1 fund), Reaves Utility Income Fund (1 fund).
Scott Wentsel (1961)	Trustee	Since November 2006	Mr. Wentsel was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy Held (1974)	Interested Trustee	Interested Trustee since February 2018	Mr. Held serves as a Managing Director at Bow River Capital Partners (private equity management) since September 2019. Prior to his current role, Mr. Held held several positions at AAI, most recently as Senior Vice President, Director of Research of AAI (1996 - 2019). Mr. Held is deemed an affiliate of the Fund as defined under the 1940 Act.	8	Mr. Held is an Interested Trustee for Principal Real Estate Income Fund (1 fund)

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

64 | December 31, 2019

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2019

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Kathryn A. Burns (1976)	President	Since September 2019	Ms. Burns joined ALPS in 2013 and is currently Vice President, Director of Fund Operations of AAI. From September 2018 to September 2019, she served as Treasurer of the Trust. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Ms. Burns also serves as President of Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. and Treasurer of ALPS ETF Trust and Boulder Growth & Income Fund, Inc.
Jill A. Kerschen (1975)	Treasurer	Since September 2019	Ms. Kerschen joined ALPS in 2013 and is currently Vice President, AAI. From 2013 to 2019, she served as Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Treasurer of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Principal Real Estate Income Fund, Reaves Utility Income Fund, and RiverNorth Opportunities Fund, Inc.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Karen S. Gilomen (1970)	Secretary	Since June 2019	Ms. Gilomen joined ALPS in 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Michelle Stallworth (1971)	Assistant Secretary	Since March 2019	Ms. Stallworth joined ALPS in June 2014 and is currently Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Stallworth served as Senior Paralegal for Great-West Life & Annuity Insurance Company (2012-2014) and Paralegal/Safety Compliance Manager for Nuss Professional Services, Inc. (2006-2012).

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

65 | December 31, 2019

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

alpsfunds.com 1-866-759-5679

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2019 and December 31, 2018 were $107,450 and $136,350, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2019 and December 31, 2017 were $38,330 and $40,870, respectively. The fiscal years 2018 and 2018 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2019 and December 31, 2018 were $207,330 and $366,270, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $38,330 in 2019 and $40,870 in 2018 as described in response to paragraph (c) of this Item above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with the Registrant’s investment adviser, of $169,000 in 2019 and $325,400 in 2018. The non-audit fees billed to AFS related to SSAE 18 services and other compliance-related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable to Registrant.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 4, 2020

By:	/s/ Jill Kerschen
Jill Kerschen (Principal Financial Officer)
Treasurer

Date:	March 4, 2020